Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of J. Alexander’s Holdings, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lonnie J. Stout II
Lonnie J. Stout II
Chief Executive Officer and President (Principal Executive Officer)
November 8, 2018

/s/ Mark A. Parkey
Mark A. Parkey
Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)
November 8, 2018